MAINSTAY FUNDS TRUST

MainStay S&P 500 Index Fund

(the “Fund”)

Supplement dated June 10, 2022 (“Supplement”) to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated February 28, 2022, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective June 10, 2022, Francis J. Ok, the portfolio manager from MacKay Shields LLC (“MacKay Shields”) who manages the day-to-day investment operations of the Fund, transitioned from MacKay Shields to IndexIQ Advisors LLC, which is a wholly-owned, indirect subsidiary of New York Life Investment Management Holdings LLC.

This transition does not impact the investment strategies or risks of the Fund. There will be no change in the management fees paid to New York Life Investment Management LLC (“New York Life Investments”) by the Fund, or in the subadvisory fees paid by New York Life Investments with respect to the Fund in connection with this transition.

Therefore, the changes described in the Supplement to the Summary Prospectus, Prospectus and

SAI dated March 18, 2022 will take effect immediately.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.